June 21, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Emerging Markets Portfolio

Supplement dated June 21, 2011 to the
Statement of Additional Information (“SAI”) dated May 3, 2011, as supplemented

Effective June 14, 2011, Mr. Edmund Towers has resigned from the position of Treasurer of Rochdale Investment Trust (the “Trust”).  Additionally, effective June 14, 2011, Mr. Ben Younessian has been appointed to the position of Treasurer of the Trust.  Accordingly, the information regarding Mr. Towers in the “Trustee and Executive Officers” section of the SAI is deleted and replaced with the following:

Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ben Younessian 570 Lexington Avenue New York, NY 10022 Born: 1957	Treasurer	Since 2011	Corporate Controller of Rochdale Investment Management	N/A	N/A

Additionally, the paragraph regarding the Trust’s Pricing Committee in the “Trustees and Executive Officers” section of the SAI is deleted and replaced with the following:

In addition to the Audit Committee of the Board, the Board has also established a “Pricing Committee.” The “Pricing Committee” is not a committee of the Board, but is responsible for implementing board approved procedures for valuing Portfolio securities and calculating the net asset value of the Trust’s Portfolios.  The members of the Pricing Committee, which reports directly to the Board, are appointed by the Board. They are David Abella, Greg Giaquinto, Tony Hu, and Fang Zhou.*  Additionally, officers of the Trust’s Advisor and Administrator assist the Pricing Committee on an ex-officio basis. They are Keith Shintani,  Ben Younessian and Kurt Hawkesworth.

*Each is an employee of Rochdale.

Please retain this Supplement with your Statement of Additional Information.